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                       AIM VARIABLE INSURANCE FUNDS, INC.

                        AIM V.I. DIVERSIFIED INCOME FUND


                          Supplement dated July 1, 1998
                       to the Prospectus dated May 1, 1998


The following paragraphs are inserted as a new sub-heading under "CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES," before "FOREIGN SECURITIES" on page 5 of the prospectus:

    "REAL ESTATE INVESTMENT TRUSTS ("REITS") The Fund may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 10% of the total assets of the Fund.

    REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

    To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

    In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs."


The last sentence in the first paragraph under the caption "CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES - OPTIONS" on page 7 is deleted and replaced in its entirety by the following:

    "A put option is covered if, for example, the Fund maintains in a segregated account liquid assets with a value equal to the exercise price of the put option."

The following paragraphs are added to the discussion appearing under the caption "RISK FACTORS - FOREIGN SECURITIES - CURRENCY RISK," on page 9 of the prospectus:

    "Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EEMU"). The EEMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EEMU may elect to participate in the EEMU and may supplement its existing currency with the euro after January 1, 1999.

    The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January


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    1, 1999; how outstanding financial contracts will be treated after January
    1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Fund."

The following paragraph should be added after the last paragraph of the "DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS" section on page 12 of the prospectus:

    "Shareholders should also note that the IRS is currently considering whether and when the introduction of a single European currency (euro) in 1999 will cause gain or loss to be realized on foreign financial instruments denominated in certain European currencies, which could affect the amount of distributions made by each Fund investing in such instruments."